MERRILL LYNCH UTILITIES AND TELECOMMUNICATIONS FUND, INC.

Supplement dated September 14, 2006 to the
Prospectus dated March 22, 2006

Effective October 2, 2006, current Class B and Class C shares of Merrill Lynch Utilities and Telecommunications Fund, Inc. will no longer be available for purchase except through dividend reinvestment in connection with existing holdings in those share classes or through certain authorized qualified employee benefit plans.

Code # 11281-0306SUP